EXHIBIT 10.3

THIRTEENTH AMENDMENT
Dated as of November 18, 2016
to the
TRANSFER AND ADMINISTRATION AGREEMENT
Dated as of August 31, 2012

This THIRTEENTH AMENDMENT AND WAIVER (this “Amendment”) dated as of November 18, 2016 is entered into among ASHLAND LLC f/k/a Ashland Inc., a Kentucky limited liability company (“Ashland” or “Master Servicer”), CVG CAPITAL III LLC, a Delaware limited liability company (“SPV”), the Originators, the Investors, Letter of Credit Issuers, Managing Agents and Administrators party hereto, and THE BANK OF NOVA SCOTIA (“Agent” or “Scotiabank”), as agent for the Investors.
RECITALS
WHEREAS, the parties hereto have entered into that certain Transfer and Administration Agreement, dated as of August 31, 2012 (as amended, supplemented or otherwise modified through the date hereof, the “Agreement”);
WHEREAS, concurrently herewith, Ashland, Ashland Global Holdings Inc. and the Agent are entering into that certain Amended & Restated Parent Undertaking (the “Amended & Restated Parent Undertaking”);
WHEREAS, concurrently herewith, the parties to the First Tier Agreement (as defined in the Agreement) are entering into that certain Third Amendment thereto (the “First Tier Amendment”);
WHEREAS, on September 20, 2016, Ashland adopted that certain Plan of Conversion by which Ashland was converted from a Kentucky corporation to a Kentucky limited liability company and, in connection therewith, changed its name from Ashland Inc. to Ashland LLC (such events, the “Subject Conversion Events”);
WHEREAS, on September 21, 2016, Valvoline Inc. became the beneficial owner of 100% of the equity securities of Ashland, which equity securities were transferred by Valvoline Inc. to Ashland Chemco Inc. on September 26, 2016, and, upon such transfer, Ashland Chemco Inc. became the beneficial owner of 100% of the equity securities of Ashland and, on September 28, 2016, Ashland Global Holdings Inc. became the beneficial owner of 100% of the equity securities of Ashland Chemco Inc. (such events, collectively, the “Subject Control Events” and, together with the Subject Conversion Events, the “Subject Events”);
WHEREAS, the occurrence of the Subject Events constitutes and/or resulted in certain Termination Events and Master Servicer Defaults under the Agreement (such Termination Events and Master Servicer Defaults, collectively, but solely to the extent (x) occurring and cured prior to the date hereof and (y) resulting solely from the Subject Events (or an event of default under the Ashland Credit Agreement arising from the Subject Events) or any failure to give notice of the Subject Events and any breach of a representation, warranty, certification or statement regarding

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the absence of a Termination Event or Potential Termination Event, solely to the extent that such breach arose from the Subject Events, the “Resulting Events”);
WHEREAS, the Originators, SPV and the Master Servicer (collectively, the “Ashland Parties”) have requested that the Investors, Letter of Credit Issuers, Managing Agents, Administrators and Agent (collectively, the “Waiving Parties”) waive the occurrence of the Resulting Events on the terms and subject to the conditions set forth herein; and
WHEREAS, the parties hereto desire to amend the Agreement as set forth herein.
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
SECTION 1.Definitions.
All capitalized terms not otherwise defined herein are used as defined in the Transaction Documents.
SECTION 2.    Amendments to the Agreement.
(a)    The following new defined term is hereby added in appropriate alphabetical order to Section 1.1 of the Agreement:
“Ashland Global” means Ashland Global Holdings Inc., a Delaware corporation.
(b)    The definition of "Ashland Credit Agreement" set forth in Section 1.1 of the Agreement is hereby replaced in its entirety with the following:
“Ashland Credit Agreement” means the Credit Agreement, dated as of June 23, 2015, among Ashland, as borrower, various financial institutions and The Bank of Nova Scotia, as lender, swing line lender, l/c issuer and as administrative agent.
(c)    Clause (c) of the definition of "Change of Control" set forth in Section 1.1 of the Agreement is hereby replaced in its entirety with the following:
(c)    an event or series of events by which:
(i)    any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, but excluding any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, except that a person or group shall be deemed to have “beneficial ownership” of all securities that such person or group has the right to acquire, whether such right is exercisable immediately or only after the passage of time (such right, an “option right”)), directly or indirectly, of 35% or more of the

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equity securities of Ashland Global entitled to vote for members of the board of directors or equivalent governing body of Ashland Global on a fully-diluted basis (and taking into account all such securities that such “person” or “group” has the right to acquire pursuant to any option right); or
(ii)    during any period of 12 consecutive months, a majority of the members of the board of directors or other equivalent governing body of Ashland Global cease to be composed of individuals (A) who were members of that board or equivalent governing body on the first day of such period, (B) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (A) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (A) and (B) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body; or
(iii)    a “change of control” or any comparable term under, and as defined in, the Ashland Credit Agreement or other Indebtedness exceeding $100,000,000 shall have occurred; or
(iv)    Ashland ceases to be a wholly-owned, direct or indirect Subsidiary of Ashland Global.
(d)    The definition of "Parent Undertaking" set forth in Section 1.1 of the Agreement is hereby replaced in its entirety with the following:
“Parent Undertaking” means the Amended and Restated Parent Undertaking, dated as of November 18, 2016, executed by Ashland and Ashland Global, jointly and severally, in favor of the Agent for the benefit of itself and the Secured Parties.
(e)    Section 6.1(a) of the Agreement is hereby amended by replacing sub-clauses (i), (ii) and (iii) in their entirety with the following:
(i)    Annual Reporting. First, within ninety (90) days after the close of Ashland Global’s fiscal year commencing with the fiscal year ending September 30, 2016, audited financial statements, prepared by a nationally-recognized accounting firm in accordance with GAAP on a consolidated basis for Ashland Global and its consolidated Subsidiaries, in each case, including consolidated and consolidating balance sheets as of the end of such period, and related consolidated and consolidating statements of income or operations, shareholders’ equity and cash flows, accompanied by an unqualified audit report and opinion of independent certified public accountants of nationally recognized standing reasonably acceptable to the Agent and each Managing Agent, which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be

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subject to any “going concern” or similar qualification or exception or any qualification or exception as to the scope of such audit, and such financial statements shall be certified by the chief executive officer, chief financial officer, treasurer or controller of Ashland Global to the effect that such consolidating statements are fairly stated in all material respects when considered in relation to the consolidated statements of Ashland Global and its consolidated Subsidiaries and second, not later than December 31st of each calendar year commencing with the calendar year 2016, a report to the effect that Protiviti Inc. or any other audit firm reasonably acceptable to the Agent has applied certain agreed-upon procedures (which procedures shall be satisfactory to the Managing Agents and substantially in the form of those attached hereto as Schedule 6.1(a)), to certain documents and records relating to the Receivables under any Transaction Document, compared the information contained in the Master Servicer Reports delivered during the period covered by such report with such documents and records and that no matters came to the attention of such audit firm that caused them to believe that such servicing was not conducted in compliance with this Article VI, except for such exceptions as such audit firm shall believe to be immaterial and such other exceptions as shall be set forth in such statement. Within ninety (90) days after the close of the SPV’s fiscal year, for the SPV, an unaudited consolidated and consolidating balance sheet of the SPV as at the end of such fiscal year, and the related unaudited consolidated and consolidating statements of income or operations, changes in shareholders’ equity, and cash flows for such fiscal year and for the SPV’s fiscal year then ended, setting forth in comparative form the figures for the previous fiscal year, all in reasonable detail, such consolidated statements to be certified by the chief executive officer, chief financial officer, treasurer or controller of Ashland Global (or a comparable person on behalf of the SPV) as fairly presenting the financial condition, results of operations, shareholders’ equity and cash flows of the SPV in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes and such consolidating statements to be certified by the chief executive officer, chief financial officer, treasurer or controller of Ashland Global (or a comparable person on behalf of the SPV) to the effect that such statements are fairly stated in all material respects when considered in relation to the consolidated financial statements of the SPV.
(ii)    Quarterly Reporting. Within forty-five (45) days after the close of the first three quarterly periods of each of the SPV’s and Ashland Global’s fiscal years (commencing with the fiscal quarter ending December 31, 2016), for (A) the SPV and (B) for Ashland Global and its consolidated Subsidiaries, in each case, an unaudited consolidated and consolidating balance sheet of the SPV and Ashland Global (together with its consolidated Subsidiaries) as at the end of such fiscal quarter, and the related unaudited consolidated and consolidating statements of income or operations, changes

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in shareholders’ equity, and cash flows for such fiscal quarter and for the portion of each of the SPV’s and Ashland Global’s fiscal year then ended, setting forth in each case in comparative form the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year, all in reasonable detail, such consolidated statements to be certified by the chief executive officer, chief financial officer, treasurer or controller of Ashland Global (and a comparable person on behalf of the SPV) as fairly presenting the financial condition, results of operations, shareholders’ equity and cash flows of the SPV and Ashland Global (together with its Subsidiaries) in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes and such consolidating statements to be certified by the chief executive officer, chief financial officer, treasurer or controller of Ashland Global (and a comparable person on behalf of the SPV) to the effect that such statements are fairly stated in all material respects when considered in relation to the consolidated financial statements of the SPV and Ashland Global (together with its Subsidiaries).
(iii)    Compliance Certificate. Not later than five (5) Business Days after the delivery of the financial statements referred to clauses (i) and (ii) immediately above, a compliance certificate signed by the SPV’s and Ashland Global’s, as applicable, chief financial officer certifying (in such person’s corporate capacity and not individually), stating that (A) the attached financial statements have been prepared in accordance with GAAP and accurately reflect the financial condition of the SPV or Ashland Global and their respective consolidated Subsidiaries, as applicable (which in the case of quarterly financial statements shall be subject to normal year-end audit adjustments), (B) to the best of such Person’s knowledge, no Termination Event or Potential Termination Event is continuing, or if any Termination Event or Potential Termination Event is continuing, stating the nature and status thereof and showing the computation of, and showing compliance with, each of the financial triggers set forth in Sections 7.5(e) and (f) and Sections 8.1(h), (i) and (j), and (C) each of the representations and warranties made by the SPV and Ashland, as applicable, in Article IV of this Agreement are true and correct in all material respects (except any representation or warranty qualified by materiality or by reference to a material adverse effect, which is true and correct in all respects).
SECTION 3.    First Tier Amendment. The parties hereto acknowledge, consent and agree to the terms of the First Tier Amendment (including the waiver granted by the SPV thereunder of breaches arising from the Subject Conversion Events).
SECTION 4.    Waiver; Limitations.
(a)    Limited Waiver. On the terms and subject to the conditions set forth herein, each of the Waiving Parties hereby waives the occurrence of each of the Resulting Events.

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(b)    General Limitations. Notwithstanding anything to the contrary herein or in the Transaction Documents, by executing this Agreement, no Waiving Party is now waiving, nor has it agreed to waive in the future (i) the breach of any provision of the Transaction Documents (whether presently or subsequently existing or arising), other than as expressly set forth in clause (a) above, (ii) any Termination Events and Master Servicer Defaults under the Agreement (whether presently or subsequently existing or arising), other than as expressly set forth in clause (a) above or (iii) any rights, powers or remedies presently or subsequently available to any of the Waiving Parties or any other Person against the Ashland Parties and/or any other Person under the Agreement, any of the other Transaction Documents, applicable law or otherwise, relating to any matter other than solely to the extent expressly waived herein, each of which rights, powers or remedies is hereby specifically and expressly reserved and continue.
SECTION 5.    Representations and Warranties. Each of Ashland, each Originator and the SPV, as to itself, hereby represents and warrants to each of the other parties hereto as follows:
(a)    after giving effect to this Amendment and the transactions contemplated hereby, no Termination Event or Potential Termination Event shall exist;
(b)    the representations and warranties of such Person set forth in the Transaction Documents to which it is a party (as amended hereby) are true and correct as of the date hereof (except to the extent such representations and warranties relate solely to an earlier date and then as of such earlier date); and
(c)    this Amendment constitutes the legal, valid and binding obligations of such Person enforceable against such Person in accordance with their respective terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally and to the effect of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
SECTION 6.    Effectiveness. This Amendment shall become effective as of the date first above written upon:
(a)    receipt by the Agent of counterparts of this Amendment duly executed by each of the parties hereto;
(b)    receipt by the Agent of counterparts of the First Tier Amendment duly executed by each of the parties thereto;
(c)    receipt by the Agent of such officer certificates as it may reasonably request;
(d)    receipt by the Agent of favorable opinions of counsel to the Seller and SPV with respect to enforceability, general corporate matters, no conflict with agreements and law and security interest matters; and

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(e)    effectiveness of the Amended & Restated Parent Undertaking in accordance with its terms.
SECTION 7.    Reference to the Effect on the Transaction Documents.
(a)    On and after the effectiveness of this Amendment, each reference in the Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Agreement, and each reference in each of the other Transaction Documents to “the Transfer and Administration Agreement” or “the TAA,” “thereunder”, “thereof” or words of like import referring to the Agreement, shall mean and be a reference to the Agreement, as amended by this Amendment.
(b)    The Agreement and each of the related documents, as specifically amended by this Amendment, is and shall continue to be in full force and effect and is hereby in all aspects ratified and confirmed. The covenants and other obligations of the SPV, Master Servicer, and each Originator (each in any capacity) shall continue under the Transaction Documents.
(c)    The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent, any of the Investors or any Indemnified Party under the Agreement or any other Transaction Document, nor constitute a waiver of any provision of the Agreement or any other Transaction Document.
SECTION 8.    Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. Delivery by facsimile or email of an executed signature page of this Amendment shall be effective as delivery of an executed counterpart hereof.
SECTION 9.    Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401-1 AND 5-1401-2 OF THE GENERAL OBLIGATIONS LAW, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF).
SECTION 10.    Transaction Document. This Amendment shall be deemed to be a Transaction Document for all purposes of the Agreement and each other Transaction Document.
SECTION 11.    Severability. If any one or more of the agreements, provisions or terms of this Amendment shall for any reason whatsoever be held invalid or unenforceable, then such agreements, provisions or terms shall be deemed severable from the remaining agreements, provisions and terms of this Amendment and shall in no way affect the validity or enforceability of the provisions of this Amendment or the Agreement.

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SECTION 12.    Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.
[Signature pages follow.]

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.
ASHLAND LLC
By:     /s/ Eric N. Boni
Name:    Eric N. Boni
Title:     Vice President and Treasurer
ASHLAND SPECIALTY INGREDIENTS G.P.

By:     /s/ Eric N. Boni
Name:    Eric N. Boni
Title:     Vice President-Finance

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

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CVG CAPITAL III LLC

By:     /s/ Asad P. Lodhi
Name:    Asad P. Lodhi
Title:     President

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

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LIBERTY STREET FUNDING LLC, as a Conduit Investor and an Uncommitted Investor

By:     /s/ Bernard J. Angelo
Name:    Bernard J. Angelo
Title:     Vice President

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

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ATLANTIC ASSET SECURITIZATION LLC, as a Conduit Investor and an Uncommitted Investor

By:     /s/ Kostantina Kourmpetis
Name:    Kostantina Kourmpetis
Title:     Managing Director

By:     /s/ Sam Pilcer
Name:    Sam Pilcer
Title:     Managing Director

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

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THE BANK OF NOVA SCOTIA, as Agent, a Letter of Credit Issuer, a Committed Investor, a Managing Agent and an Administrator

By:     /s/ Diane Emanuel
Name:    Diane Emanuel
Title:     Managing Director

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

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CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Committed Investor, a Managing Agent and an Administrator

By:     /s/ Kostantina Kourmpetis
Name:    Kostantina Kourmpetis
Title:     Managing Director

By:     /s/ Sam Pilcer
Name:    Sam Pilcer
Title:     Managing Director

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